UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

Commission File Number: 000-55986

MCIG, INC.
(Exact name of registrant as specified in charter)
Puerto Rico	27-4439285
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1064 Ave Ponce De Leon, Suite 200, San Juan, PR	00907
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number	570-778-6459

10752 Deerwood Park Blvd, Suite 100, Jacksonville, FL 32256
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

As used in this report, the terms “Company,” “our company,” “us,” “MCIG,”, “we” and “our” refer to MCIG, INC. unless the context requires otherwise

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2020 the Company converted from a Nevada to a Puerto Rico corporation. On April 30, 2020, we filed  Articles of Conversion with the Secretary of State of the State of Nevada and Articles of Incorporation with the Government of Puerto Rico.

Item 8.01 Other events.

Effective April 30, 2020, the Company has changed its address of corporate headquarters. The Company's new registered address is 1064 Ave Ponce De Leon, Suite 200, San Juan, PR 00907.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description
3.1 Articles of Conversion
3.2 Articles of Incorporation - Puerto Rico
3.3 Articles of Amendment of the Articles of Conversion of MCIG, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCIG, INC.

Date: May 8, 2020

By: /s/ Paul Rosenberg

Paul Rosenberg,

Chief Executive Officer